UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 E. Michigan St. Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (414) 765- 5384

Date of fiscal year end:     May 31, 2009

Date of reporting period:     May 31, 2009

Item 1. Reports to Stockholders.

Annual Report

Cookson Peirce Core Equity Fund

(Symbol: CPEQX)

May 31, 2009

Investment Advisor

Cookson, Peirce & Co., Inc.

555 Grant Street

Suite 380

Pittsburgh, PA 15219

Phone: 1-866-412-CORE (2673)

Cookson Peirce Core Equity Fund

Annual Report

Dear Shareholder:

Cookson, Peirce & Co., Inc. is pleased to provide you with our annual report for the Cookson Peirce Core Equity Fund. The fiscal year ending May 31, 2009 featured both an historic fall in the broad market averages and an acute reversal off those lows. The fund was effective in postponing the depreciation of its assets, but felt the brunt of the markets decline late last year and was unable to keep pace with the dramatic rise of the recent quarter. For the period ended May 31, 2009, the fund returned -48.36% for the year and -6.32% in the last six months, while the benchmark S&P 500 Index returned -32.57% and 4.05%, respectively.

We believe the rapidly changing market landscape has made broader portfolio diversification appropriate. While this application is not the preferred methodology of the fund, the velocity of changing opinion has given narrower selection a poor risk-return profile. As consensus is reached on the market outlook, we will look to loosen these investment constraints and return to a more focused approach. Over the last six months of the year, the portfolio investment allocations to Technology and Consumer Discretionary securities were increased, while Material and Industrial allocations were reduced. Finer tuning at the individual security level was also undertaken to achieve risk exposures viewed to be most advantageous in the current environment.

Unfortunately, the preponderance of the funds holdings had difficulty outpacing the broader market. Late in 2008 a remarkable flight to safety occurred marked by investors abandoning equities in favor of the protection provided by Treasury securities. The fund suffered in this environment as there were no safe harbors in the storm. Then, in early March 2009, the market reversed course and advanced 25% in the final three months of the measurement period. Over one quarter of this advance was attributable to gains from financial stocks. It was not wholly unexpected to witness a sharp rebound in financial names, but participating in this recovery without experiencing the downside risk was unfeasible, as the timing of such recovery was highly unpredictable.

While the year was particularly challenging, the results of the most recent quarter were encouraging. The fund results were underwhelming, but we believe the marked improvement in the investment landscape positions us well for potential future gains on an absolute and relative basis. As the likelihood of economic calamity, nationalization of the financial sector and many other dire scenarios have been mitigated, the range of potential economic outcomes has narrowed. This is important because it signals consensus; and consensus makes sustainable gains possible. Furthermore, persistent uniformity of opinion is what makes the algorithms of our selection methodology most effective. As opinion changes, we wait for confirmation of the change before we invest. Thus we rarely catch the bottom or the top of a trend, but we also avoid pilling into those “trends” that are really nothing more than short-lived fads. While we are disappointed with recent results we are confident that future market dynamics will be more conducive to our investment approach.

Sincerely,

Bruce W. Miller, CFA

Chief Investment Officer

Cory S. Krebs, CFA

Portfolio Manager, Vice President

Daniel S. Henderson, ChFC

President

Past performance does not guarantee future results.

Opinions expressed above are those of Cookson, Peirce & Co., Inc. and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.

Investment performance reflects fee waivers. In absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the fund holdings page of this report.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

COOKSON PEIRCE CORE EQUITY FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/08 – 5/31/09).

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within sixty days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs

COOKSON PEIRCE CORE EQUITY FUND

of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Cookson Peirce Core Equity Fund
	Beginning Account Value 12/1/08	Ending Account Value 5/31/09	Expenses Paid During Period 12/1/08 – 5/31/09*
Actual	$1,000.00	$936.80	$7.24

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54
*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

COOKSON PEIRCE CORE EQUITY FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. The Fund is managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The Fund's investment strategy focuses on individual stock selection taking into consideration the stock's industry group. Using quantitative measures established by the Advisor, the Fund seeks to purchase equities which have stronger relative performance than other equities. The Fund's sector breakdown as of May 31, 2009 is shown below.

COOKSON PEIRCE CORE EQUITY FUND

Investment Highlights (continued)

(Unaudited)

Average Annual Returns as of May 31, 2009

	Cookson Peirce Core Equity Fund	S&P 500 Index
One Year	-48.36%	-32.57%

Three Year	-11.02%	-8.24%

Since Inception (8/3/05)	-5.16%	-5.64%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-412-CORE (2673). The Fund imposes a 1.00% redemption fee on shares held less than sixty days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The chart does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

COOKSON PEIRCE CORE EQUITY FUND

Investment Highlights (continued)

(Unaudited)

*	Inception Date

COOKSON PEIRCE CORE EQUITY FUND

Schedule of Investments

May 31, 2009

	Shares	Value
COMMON STOCKS - 99.73%

Auto Components - 2.09%
Cooper Tire & Rubber Co.	27,000	$286,200

Automobiles - 3.64%
Ford Motor Co.(a)	86,420	496,915

Biotechnology - 2.10%
Isis Pharmaceuticals, Inc.(a)	20,800	287,040

Chemicals - 4.64%
Airgas, Inc.	170	7,184
Sociedad Quimica y Minera de Chile SA — ADR	17,240	626,847

		634,031

Commercial Services & Supplies - 4.88%
Tetra Tech, Inc.(a)	26,000	667,420

Diversified Consumer Services - 7.44%
Brink’s Home Security Holdings, Inc.(a)	19,810	570,528
Corinthian Colleges, Inc.(a)	29,000	446,020

		1,016,548

Diversified Financial Services - 0.06%
J.P. Morgan Chase & Co.	220	8,118

Electrical Equipment - 3.47%
American Superconductor Corp.(a)	17,000	473,960

Food Products - 2.09%
Ralcorp Holdings, Inc.(a)	5,000	286,350

Health Care Providers & Services - 2.87%
Omnicare, Inc.	14,500	391,935

Health Care Technology - 3.20%
athenahealth, Inc.(a)	14,500	437,610

Hotels, Restaurants & Leisure - 6.68%
Brinker International, Inc.	410	7,339
The Cheesecake Factory(a)	17,430	298,227
Chipotle Mexican Grill, Inc.(a)	80	6,335
Cracker Barrel Old Country Store, Inc.	220	6,912
Darden Restaurants, Inc.	16,420	593,912

		912,725

Household Durables - 5.59%
DR Horton, Inc.	560	5,158
Jarden Corp.(a)	15,000	266,700
Toll Brothers, Inc.(a)	26,500	492,370

		764,228

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Schedule of Investments (continued)

May 31, 2009

	Shares	Value
Internet & Catalog Retail - 4.45%
Amazon.com, Inc.(a)	7,800	$608,322

Internet Software & Services - 6.66%
Baidu, Inc. — ADR(a)	2,030	535,819
Netease.com — ADR(a)	10,840	374,847

		910,666

IT Services - 3.68%
Visa, Inc.	7,420	502,408

Machinery - 3.77%
Flowserve Corp.	7,000	514,990

Multiline Retail - 4.43%
Family Dollar Stores, Inc.	20,000	605,400

Oil, Gas & Consumable Fuels - 13.34%
Noble Energy, Inc.	11,000	654,280
Petroleo Brasileiro SA — ADR	12,000	528,360
Range Resources Corp.	14,000	641,340

		1,823,980

Semiconductors & Semiconductor Equipment - 4.94%
Cree, Inc.(a)	22,200	675,546

Software - 9.71%
BMC Software, Inc.(a)	210	7,161
Longtop Financial Technologies Ltd. — ADR(a)	10,000	275,600
Macrovision Solutions Corp.(a)	28,900	652,273
Oracle Corp.(a)	20,000	391,800

		1,326,834

TOTAL COMMON STOCKS (Cost $12,035,135)		13,631,226

	Principal Amount
SHORT TERM INVESTMENTS - 0.41%
Money Market Funds - 0.41%
AIM Liquid Assets Portfolio	$55,910	55,910

TOTAL SHORT TERM INVESTMENTS (Cost $55,910)		55,910

Total Investments (Cost $12,091,045) - 100.14%		13,687,136
Liabilities in Excess of Other Assets - (0.14)%		(19,552)

TOTAL NET ASSETS - 100.00%		$13,667,584

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non Income Producing

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Statement of Assets and Liabilities

May 31, 2009
Assets
Investments, at value (cost $12,091,045)	$13,687,136
Dividends and interest receivable	7,637
Receivable for investments sold	6,484
Other assets	11,162

Total Assets	13,712,419

Liabilities
Payable to Advisor	599
Payable to affiliates	15,857
Accrued expenses and other liabilities	28,379

Total Liabilities	44,835

Net Assets	$13,667,584

Net Assets Consist Of:
Paid-in capital	$20,189,386
Accumulated net realized loss	(8,117,893)
Net unrealized appreciation on investments	1,596,091

Net Assets	$13,667,584

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,741,764

Net asset value, redemption price and offering price per share(1)	$7.85

(1)	If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Statement of Operations

For the Year Ended May 31, 2009
Investment Income
Dividend income(1)	$145,159
Interest income	4,016

Total Investment Income	149,175

Expenses
Advisory fees	171,392
Administration fees	36,300
Transfer agent fees and expenses	29,731
Audit and tax fees	27,478
Fund accounting fees	27,448
Federal and state registration fees	18,645
Reports to shareholders	12,153
Custody fees	8,347
Legal fees	7,793
Chief Compliance Officer fees and expenses	5,369
Trustees’ fees and related expenses	2,228
Other expenses	3,496

Total Expenses	350,380
Less waivers and reimbursement by Advisor (Note 4)	(93,292)

Net Expenses	257,088

Net Investment Loss	(107,913)

Realized and Unrealized Gain on Investments
Net realized gain (loss) from:
Investments	(8,104,957)
Change in net unrealized appreciation (depreciation) on:
Investments	(4,017,673)

Net Realized and Unrealized Loss on Investments	(12,122,630)

Net Decrease in Net Assets From Operations	$(12,230,543)

(1)	Net of $5,915 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Statements of Changes in Net Assets

	Year Ended May 31, 2009	Year Ended May 31, 2008
From Operations
Net investment loss	$(107,913)	$(184,119)
Net realized gain (loss) from investments and foreign currency translation	(8,104,957)	378,589
Net change in unrealized appreciation (depreciation) on:
Investments	(4,017,673)	3,197,030
Foreign currency translation	—	(52)

Net increase (decrease) in net assets from operations	(12,230,543)	3,391,448

From Distributions
Net realized gain on investments	—	(742,261)

Net decrease in net assets resulting from distributions paid	—	(742,261)

From Capital Share Transactions
Proceeds from shares sold	6,913,531	6,214,867
Net asset value of shares issued to distributions declared	—	730,548
Costs for shares redeemed**	(4,184,947)	(1,303,067)

Net increase in net assets from capital share transactions	2,728,584	5,642,348

Total Increase (Decrease) in Net Assets	(9,501,959)	8,291,535

Net Assets:
Beginning of year	23,169,543	14,878,008

End of year	$13,667,584	$23,169,543

Undistributed Net Investment Loss	$—	$—

**Net of Redemption fees of	$2,204	$—

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended May 31, 2009		Year Ended May 31, 2008		Year Ended May 31, 2007		Period Ended May 31, 2006(1)
Net Asset Value, Beginning of Period	$15.20		$13.38		$11.59		$10.00

Income (loss) from investment operations:
Net investment loss	(0.06	)(2)	(0.12	)(2)	(0.07	)(2)	(0.07	)(3)
Net realized and unrealized gain (loss) on investments	(7.29)		2.53		1.86		1.66

Total from investment operations	(7.35)		2.41		1.79		1.59

Less distributions paid:
From net realized gain on investments	—		(0.59)		—		—

Total distributions paid	—		(0.59)		—		—

Paid-in capital from redemption fees (Note 2)	—	(4)	—		—	(4)	—

Net Asset Value, End of Period	$7.85		$15.20		$13.38		$11.59

Total Return	-48.36%		18.16%		15.44%		15.90	%(5)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$13,668		$23,170		$14,878		$9,547

Ratio of expenses to average net assets:
Before waiver and expense reimbursement	2.04%		2.02%		2.63	%(6)	3.89	%(7)
After waiver and expense reimbursement	1.50%		1.68%		2.00	%(6)	2.00	%(7)

Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement	(1.17)%		(1.38)%		(1.27	)%(8)	(2.62	)%(7)
After waiver and expense reimbursement	(0.63)%		(1.04)%		(0.64	)%(8)	(0.73	)%(7)

Portfolio turnover rate	158.68%		100.36%		114.85%		60.99	%(5)

(1)	Fund commenced operations on August 3, 2005.
(2)	Per share net investment loss was calculated prior to tax adjustments.
(3)	Per share net investment loss has been calculated using the daily average share method.
(4)	Rounds to less than 0.5 cent per share.
(5)	Not annualized.
(6)

The ratio of expenses to average net assets includes interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expense was 2.63% and 2.00%, for the period ended May 31, 2007.

(7)	Annualized.
(8)	The net investment loss ratios include interest expense.

The accompanying notes are an integral part of these financial statements.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements

May 31, 2009

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cookson Peirce Core Equity Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term growth of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on August 3, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Cookson, Peirce & Co., Inc. (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service. If the closing bid and

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2009

prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Fund has adopted FAS 157 and performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have a material effect on the Funds’ net asset values.

FAS 157 — Summary of Fair Value at May 31, 2009

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, in valuing the Fund’s investments carried at fair value:

Description	Total	Level 1 — Quoted Prices in Active Markets for Identical Assets	Level 2 — Significant Other Observable Inputs	Level 3 — Significant Unobservable Inputs
Investments in:
Securities	$13,687,136	$13,687,136	$0	$0

Total	$13,687,136	$13,687,136	$0	$0

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2009

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for interim and annual period beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The Fund did not invest in derivative instruments during the fiscal year ended May 31, 2009.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than sixty days. These fees are deducted from the redemption proceeds otherwise payable

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2009

to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. During the year ended May 31, 2009 the Fund retained $2,204 of redemption fees.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(h)	New Accounting Pronouncements

In April 2009, FASB Staff Position 157-4, “Determining Fair Value when the Volume and Level of Activity” for the Asset or Liability Have Significantly Decreased and Identifying Transactions that are not Orderly, was issued and is effective for periods ending after June 15, 2009. FASB Staff Position 157-4 is intended to provide additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for the asset or liability have significantly decreased. This FASB Staff Position also provides guidance on identifying circumstances that indicate a transaction is not orderly. At this point, management is evaluating the implications of FASB Staff Position 157-4 and the impact, if any, on the Fund’s financial statements.

(3)	Federal Tax Matters

Distributions paid to shareholders for the years ended May 31, 2008 and May 31, 2009 were as follows:

	Ordinary Income	Long-term Capital Gains
May 31, 2008	$—	$742,261
May 31, 2009	$—	$—

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2009

As of May 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$12,091,045

Gross tax unrealized appreciation	$1,801,776
Gross tax unrealized depreciation	(205,685)

Net tax unrealized appreciation	$1,596,091

Undistributed ordinary income	$—
Undistributed long-term capital gain	—

Total distributable earnings	$—

Other accumulated losses	(8,117,893)

Total accumulated earnings	$(6,521,802)

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Loss	Paid-In Capital
$107,913	$4,510	$(112,423)

At May 31, 2009, the Fund had accumulated net realized capital loss carryovers of $1,121,212 which will expire on May 31, 2017. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

At May 31, 2009, the Fund deferred, on a tax basis, post-October losses of $6,996,681.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in fiscal 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of May 31, 2009. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2009. At May 31, 2009, the fiscal years 2006 through 2009 remain open to examination in the Fund’s major tax jurisdictions.

COOKSON PEIRCE CORE EQUITY FUND

Notes to Financial Statements, continued

May 31, 2009

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00%.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the Advisor and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.50% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the year ended May 31, 2009, expenses of $93,292 incurred by the Fund were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2010	$72,137
2011	$58,641
2012	$93,292

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended May 31, 2009	Year Ended May 31, 2008
Shares Sold	643,804	457,509
Shares issued to holders in reinvestment of distribution	—	49,867
Shares Redeemed	(426,300)	(95,461)

Net Increase	217,504	411,915

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2009, were $30,268,028 and $27,601,902, respectively. There were no purchases or sales of U.S. government securities for the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Cookson Peirce Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of Cookson Peirce Core Equity Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, including the schedule of investments, as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

July 29, 2009

COOKSON PEIRCE CORE EQUITY FUND

Additional Information

(Unaudited)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-866-412-CORE (2673).

Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting, Marquette University (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	1	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–Present); Director, Flight Standards & Training (1990–1999).	1	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

COOKSON PEIRCE CORE EQUITY FUND

Additional Information (continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(2) 615 E. Michigan St. Milwaukee, WI 53202 Age: 47	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–Present).	1	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term, Since January 10, 2008	Fund Administration & Compliance, U.S. Bancorp Fund Services, LLC (2004–Present); UMB Investment Services Group (2000–2004)	N/A	N/A

Kristin M. Cuene 615 E. Michigan St. Milwaukee, WI 53202 Age: 40+	Chief Compliance Officer	Indefinite Term; Since January 23, 2009	Attorney, Compliance Officer, U.S. Bancorp Fund Services, LLC (2008–present); Attorney, Investment Management, Quarles & Brady, LLP (2007–2008); Student, University of Pennsylvania (2004–2007).	N/A	N/A

Rachael A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

(1)

The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

(2)

Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Cookson Peirce Core Equity Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Cookson Peirce Core Equity Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-412-CORE (2673). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-412-CORE (2673), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

COOKSON PEIRCE CORE EQUITY FUND

Investment Advisor	Cookson, Peirce & Co., Inc.
555 Grant Street
Suite 380
Pittsburgh, Pennsylvania 15219

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2009	FYE 5/31/2008
Audit Fees	$20,850	$19,350
Audit-Related Fees	0	0
Tax Fees	$3,475	$3,300
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2009	FYE 5/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2009	FYE 5/31/2008
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        (Registrant) Trust for Professional Managers

        By (Signature and Title)    /s/ Joseph Neuberger

                                                          Joseph Neuberger, President

        Date 7/31/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

        By (Signature and Title)    /s/ Joseph Neuberger

                                                          Joseph Neuberger, President

        Date 7/31/2009

        By (Signature and Title)    /s/ John Buckel

                                                          John Buckel, Treasurer

        Date 7/31/2009